Exhibit 10.8

AMENDMENT NO. 2 TO UNSECURED LINE OF CREDIT AGREEMENT AND PROMISSORY NOTE

This Amendment No. 2 to Unsecured Line of Credit Agreement and Promissory Note (this “Amendment”) is entered into as of August 5, 2010 by and among Evergreen Clean Energy Fund, LLC (“Evergreen”), Bombay Investments (“Bombay” and together with Evergreen, the “Lenders”) and Raser Technologies, Inc., a Delaware corporation (“Borrower”).

WHEREAS, the Lenders acquired that certain Unsecured Line of Credit Agreement and Promissory Note, dated January 27, 2009 and as amended by that Amendment No. 1 to Unsecured Line of Credit Agreement and Promissory Note (the “Agreement”), by way of an assignment of the Agreement on June 29, 2010; and

WHEREAS, the parties desire to enter into this Amendment of the Agreement to memorialize certain understandings and agreements among them with respect to the Agreement, as set forth herein,

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement.

2. Amendment to Maturity Date. The Maturity Date contained in Section 4 of the Agreement is hereby amended by deleting the date “July 31, 2010” and replacing it with the date “October 31, 2010.”

3. Consideration for Extension. As consideration for extension of the Maturity Date, the principal amount owing to Lenders shall be increased by an amount equal to two percent (2%) multiplied by the principal amount owing immediately prior to execution of this Amendment.

4. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

5. Facsimile Signature. This Amendment may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

6. No Other Amendments. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:

RASER TECHNOLOGIES, INC.

By:	/s/ John T. Perry
Name:	John T. Perry
Title:	CFO

LENDERS:

EVERGREEN CLEAN ENERGY FUND, LLC

By:	/s/ Mark Burdge
Name:	Mark Burdge
Title:	Mark Burdge

BOMBAY INVESTMENTS

By:	/s/ Mark Sansom
Name:	Mark Sansom
Title:	Owner